[ADVANCED BIOPHOTONICS INC. LOGO]

                              PILOT SITE AGREEMENT

      This Pilot Site Agreement (the "Agreement") is made this 16th day of December, 2005 (the "Effective Date"), by and between Advanced BioPhotonics Inc. having its principal office at 125 Wilbur Place, Suite 120, Bohemia, New York (hereinafter "ABP") and Yale University, School of Medicine, having its principal office at 47 College Street, Suite 203, New Haven, Connecticut (hereinafter the "Pilot Site").

      WHEREAS ABP is supplying Pilot Site with advance exposure to ABP's BioScanIR(R) system (hereinafter referred as "BioScanIR(R)") in pre-commercialization phase;

      WHEREAS the BioScanIR(R) has received 510(k) clearance from the United States Food and Drug Administration, and reference to such approval and approved labeling is attached as Appendix 1;

      WHEREAS Pilot Site agrees to serve as a pilot test site for the BioScanIR(R) system and therefore use the BioScanIR(R) system as defined in the Protocol to test its functionality, performance and reliability to determine the applicability of this technology to plastic surgery applications;

      WHEREAS Pilot Site will provide ABP with regular written feedback, recommendations and comments regarding or concerning any problems with the BioScanIR(R), its performance, reliability, or functionality detected at this stage by Pilot Site;

      THEREFORE Pilot Site and ABP agree that Pilot Site will be a pilot test site for ABP products specified in the Pilot Study Bailed Equipment (attached hereto as Appendix 2) subject to the following terms and conditions:

1. DELIVERY, TITLE AND OWNERSHIP OF THE SYSTEM

      1.1 Under this Agreement, ABP has delivered and entrusted to Pilot Site, the Designated Equipment at the Designated Site, as those items are specifically identified in Appendix 2, which may be amended from time to time and is attached hereto and made a part hereof (hereinafter collectively or separably referred to as the "System"). The System shall be used to collect data to evaluate the location of the perforator vessels in vivo and to evaluate the healing process of the transplanted flaps and for no other purposes, without ABP's prior written consent.

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      1.2 The purpose of the bailment of the System to the Pilot Site is for the mutual benefit of the parties to advance plastic surgery research and applications.

      1.3 Delivery and Acceptance of the System - Pilot Site hereby acknowledges delivery of the System by ABP at the Designated Site or such other location as the parties may agree in writing. Pilot Site shall not store or use such System at any other location, without ABP's prior written consent.

      1.4 Modification of the System - ABP may, in its sole discretion, deliver Software modifications or additional equipment (not originally identified in Appendix 2) to the Pilot Site. Under the direction of ABP, Pilot Site shall promptly install any Software modifications, and follow the use instructions provided. Any such modifications shall only be used on the System pursuant to this Agreement. Upon delivery, such additional equipment or Software modification shall be deemed to become part of the bailed equipment which comprise the System, subject to the terms and conditions of this Agreement, without requiring a new agreement or revisions to this Agreement. The Designated Equipment listed in Appendix 2, shall be deemed to be revised to include such additional equipment or Software modification. PILOT SITE SHALL NOT MAKE ANY MODIFICATIONS TO THE SYSTEM WITHOUT THE PRIOR WRITTEN CONSENT OF OR PURSUANT TO WRITTEN INSTRUCTIONS FROM ABP.

      1.5 Return of System - Upon ABP's receipt of the entire System returned by the Pilot Site, together with the Pilot Site's express intent to terminate this Agreement, the bailment with respect to the System shall be terminated. .

      1.6 Within ten (10) days of termination or expiration of the Agreement, Pilot Site shall cooperate in every manner necessary to expedite the return of the System to a destination approved by ABP. ABP or its designated representative will pack the System and will arrange for shipment of the System to the ABP designated location. Upon ABP's receipt of all of the bailed equipment and Software that comprise the System (as identified in Appendix 2) returned by the Pilot Site, the bailment with respect to the System shall be terminated. Thereafter, ABP shall terminate all existing financing statements with respect to the bailment of the returned System.

      1.7 Retention of Title - Title to and the right of immediate possession of the System shall at all times remain with ABP and neither the Pilot Site nor any other party claiming through the Pilot Site shall have any right of property therein. Any accession or confusion of the System with other materials, components, parts, accessories, or in any manner shall not affect ABP's right, title, and interest in the System. The System shall not be transferred or delivered to any third party, corporation, or any entity without the prior written consent or instructions of ABP, and neither this Agreement nor the bailment hereby granted may be assigned, encumbered, or used in any secured transaction. The System shall not be used in any manner inconsistent with the Protocol created in this Agreement and detailed in Appendix 3.

      1.8 Liens or Other Encumbrances - Pilot Site covenants and warrants to ABP that it will not, nor will it allow any third party to, assert any liens against the System, or by any agreement, use the System as collateral in any secured transaction, or perfect any security interest in or otherwise encumber the System.

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      1.9 Protection of ABP's Property - Pilot Site shall store the System in a secure location. In addition, Pilot Site shall take all reasonable means to store, situate, and maintain the System in a manner so as to be readily identifiable and physically segregated from Pilot Site's property and the property of others; and to take all necessary steps to keep its property and the property of others from being commingled with the System. If physical protection of the System is not practicable, then Pilot Site shall maintain adequate accounting controls over the System on its books and records in accordance with general accepted accounting principles and sound accounting practices for the purpose of identification.

      1.10 Financing Statements - Pilot Site expressly authorizes ABP to prepare and file a financing statement pursuant to Article 9 of the Uniform Commercial Code. The filing of such financing statement is not intended as a security interest of ABP which attaches to the System; but rather is intended to protect the rights of ABP as the true owner of the System. The filing of a financing statement shall not affect the classification of this Agreement as a true bailment, nor the System covered hereunder as bailed property. The Pilot Site shall fully cooperate with ABP in effectuating the filing of such financing statements.

      1.11 Recovery of the System - At ABP's sole cost and expense (unless due to the Pilot Site's negligence) the Pilot Site agrees to assist ABP in any legal proceedings or other lawful means to obtain or recover possession of the System withheld or detained, without ABP's consent, by others.

2. PILOT STUDY

      Under the direction and supervision of Dr. Yuan Liu (the "Principal Investigator"), Pilot Site shall use the System as described in the Protocol (hereinafter the "Protocol," which is attached hereto as Appendix 3) to test functionality, performance and reliability of the System (hereinafter referred to as the "Pilot Study"). Pilot Site shall conduct the Protocol in a manner that is consistent with the approved labeling, a copy of which is attached hereto as Appendix 1. Pilot Site shall consult with ABP and provide ABP with the full benefit of Pilot Site's knowledge, experience and skill in the field. Pilot Site represents that such Pilot Study shall be performed in a professional manner and according to the highest standards of the industry. Further, the responsibilities of both ABP and the Pilot Site in developing and implementing the Protocol are detailed in Section 5.

3. TERM AND TERMINATION

      3.1 The term of this Agreement shall commence on the Effective Date and shall terminate one (1) year after the Effective Date.

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      3.2 ABP shall have the right to terminate this Agreement at its sole discretion by giving a ten (10) day prior written notice to Pilot Site.

      3.3 Pilot Site shall have the right to immediately terminate this Agreement at its sole discretion upon written notice if there are any documented health risks associated with Protocol implementation or the investigator leaves the institution and a mutually agreeable replacement cannot be found.

4. LICENSE GRANT AND TITLE

      4.1 Pilot Site is granted a non-exclusive, non-assignable and non-transferable license to use the System in accordance with the terms and conditions of this Agreement (the "License"). The license granted herein does not include the right to make copies of the BioScanIR(R) Software Platform and the Application Suites defined in Appendix 2 (hereinafter referred to, collectively and individually, as the "Software"). Upon termination of this Agreement, Pilot Site shall return any notes, memos, reports or records, reproductions, correspondence or any document created by the Pilot Site concerning the System. If such notes are part of the research being done at the Pilot Site, a copy will be kept and marked "Confidential". Failure to return such documents shall constitute a breach of the NDA between the Parties, attached hereto as Appendix 4.

      4.2 ABP and Pilot Site are each entitled to use research results obtained during the course of the Pilot Study for its own research, product development or teaching. However, any further assignment or other use of these findings shall require the prior approval of the other party.

      4.3 All improvements, enhancements, inventions and/or intellectual property arising out of the performance of this Pilot Study, which are based upon the use of the System or methods employed in the System are the exclusive property of ABP and shall be assigned to it. Pilot Site shall make no claims to intellectual property that may limit the use of the System.

5. DEVELOPMENT OF THE PROTCOL

      5.1 Pilot Site agrees to use the System to conduct the Protocol in accordance with the terms of the Protocol and the User's Manual provided by ABP and Pilot Site shall consult with ABP and provide ABP with the full benefit of Pilot Site's knowledge, experience and skill in the field. Pilot Site represents that such Services shall be performed in a professional manner and according to the highest standards.

      5.2 Pilot Site will provide a written report on the status of the Protocol to ABP on a regular basis as mutually agreed upon, and, in any event, at least quarterly.

      5.3 Pilot Site agrees not to use the System in any manner contrary to the purposes of this Agreement nor to adapt, modify, disassemble or move the System without ABP's prior knowledge and written consent. Such misuse will allow ABP to immediately terminate this Agreement, with all consequences thereof to be borne by Pilot Site exclusively. Should particular health protection requirements require modifications of the System, Pilot Site shall immediately notify ABP in writing and ABP may, in its sole discretion, modify the equipment or terminate the Agreement.

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      5.4 In addition to the Principal Investigators (John Persing, M.D. and
Yuan Liu, M.D.), the Pilot Site shall appoint one or two representatives who, together with the Princit 6 0 pal Investigator, shall be responsible for making all service and support calls to ABP and for completing Pilot Site's reporting obligations under this section. The contact information for the designated site representatives is set forth in Appendix 2.

      5.5 Pilot Site shall not use the Software on equipment other than the System (as defined in the Pilot Study Bailed Equipment Schedule, hereinafter the "Designated Equipment") at the Designated Site (as defined in the Pilot Study Bailed Equipment Schedule, hereinafter the "Designated Site") for the purposes set forth in this Agreement. ABP shall have, at any time, upon reasonable notice, the right to audit the Pilot Site to ensure that the use of the System is in conformity with the terms and conditions set forth herein. If such audit indicates Pilot Site to be in breach of this Agreement, at its sole discretion, ABP may immediately terminate this Agreement.

      5.6 Pilot Site hereby declares that it is not in default of any or all of its obligations towards any of its creditors or pursuant to any of its agreements entered into with any third party, and is not subject to any proceedings of insolvency, bankruptcy, dissolution, merger, change of control, trusteeship or any similar proceedings.

      5.7 The Pilot Site represents and warrants that the Protocol shall be formally approved by the appropriate Pilot Site Institutional Review Board(s).

6. SYSTEM SUPPORT

      ABP shall appoint two (2) representatives who are responsible for support of the System at the Pilot Site. Such representatives shall be identified in the Pilot Site Schedule and they will be technically qualified, familiar with the System and able to provide technical support to Pilot Site during normal business hours of 9:00 a.m. to 5:00 p.m. (Eastern Time) Monday through Friday, excluding holidays.

7. WARRANTIES AND INDEMNIFICATION

      7.1 ABP represents and warrants to Pilot Site that ABP has the authority to grant the License granted hereunder and that, to the best of the knowledge, information and belief of ABP, the System does not infringe or violate any copyright, trademark, patent or other proprietary right of any third party in the United States.

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      7.2 ABP shall, at its own expense, defend any suit brought against Pilot
Site in respect of a claim of infringement of any copyright, trademark, patent or other proprietary right by any third party resulting from or as a consequence of Pilot Site's use of the System pursuant to the License granted herein. ABP agrees to pay the costs and damages finally awarded in such suit against Pilot Site, provided that Pilot Site immediately notifies ABP in writing of such infringement claim, cooperates with and uses its best efforts to assist ABP in the defense of such suit and acknowledges ABP's exclusive right to settle or defend such suit as ABP may see fit; provided that ABP shall not settle any claims in which Pilot Site or Principal Investigator(s) are required to admit liability without the prior written consent of Pilot Site. ABP shall not be liable for any damages, costs, losses, expenses (including settlement awards and attorney's fee) incurred by Pilot Site in defending any action or claim unless such a defense or action has been authorized in writing by ABP.

      7.3 If the third party infringement claim is based upon any unauthorized modification of the System by Pilot Site, then Pilot Site shall indemnify and hold ABP harmless against any judgment for damages which may be rendered against ABP based upon the alleged infringement, together with the costs and incidental damages incurred by ABP in exercising its rights and obligations under this paragraph.

      7.4 ABP warrants that the System as delivered is in full compliance with applicable laws, standards, codes and regulations, is duly marked and labeled and is suitable for use as under the terms of this Agreement. However, no claim for damages will be allowed resulting from use of the System.

8. LIMITATION OF LIABILITY

      THIS WARRANTY IS EXCLUSIVE AND IS IN LIEU OF ANY OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR OTHERWISE, AND OF ANY OTHER OBLIGATIONS OR LIABILITY ON ABP's PART. UNDER NO CIRCUMSTANCES WILL ABP BE LIABLE FOR ANY LOSS OF DATA, INCIDENTIAL DAMAGES, EXPENSE, CONSEQUENTIAL DAMAGES, QUALITY, PERFORMANCE, ACCURACY, BEHAVIOR, COMPATIBILITY, RELIABILITY OR ANY DELAY IN THE PERFORMANCE OF ANY OF THE PILOT SITE'S OBLIGATIONS TOWARDS THIRD PARTIES ARISING IN CONNECTION WITH USE OR INABILITY TO USE, THE SYSTEM.

9. CONFIDENTIAL INFORMATION

      9.1 Protected Health Information - Notwithstanding any other provision of this Agreement and subject to the terms of the Non-Disclosure Agreement attached hereto as Appendix 4, if either party obtains any health or medical information of any patient, the party will hold in confidence the identity of the subject and the health/medical information and will comply with applicable laws and policies regarding the confidentiality of such information.

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      9.2 Publications - Notwithstanding any other provision of this Agreement and subject to the terms of the Non-Disclosure Agreement attached hereto as Appendix 4, Pilot Site will, have the right to publish in scientific or other journals, or to present at professional conferences or other meetings, the results of the work conducted under this Agreement. In order to permit ABP the opportunity to properly review and request protection of intellectual property rights related to such work, at least thirty (30) days prior to submission of any material for publication or presentation, including any abstract thereof, Pilot Site will provide ABP with such material for its review. No publication or presentation with respect to such work will be made unless and until there has been removal of any Confidential Information that has been disclosed to Pilot Site by ABP and which ABP has requested be removed. If requested in writing by ABP, Pilot Site will withhold material from submission for publication or presentation for an additional sixty (60) days to allow for the filing of a patent application or the taking of such measures as ABP and Pilot Site deem appropriate to establish and preserve the intellectual property rights in the information in the material being submitted for publication or presentation. ABP will be appropriately recognized in the publication.

10. COMPLIANCE WITH LAWS

      Pilot Site agrees that it will comply with all applicable federal, state, and local laws, regulations, and codes in the performance of this Agreement. Pilot Site further agrees to indemnify ABP for any loss or damage that may be sustained by reason of Pilot Site's failure to comply with such federal, state, and local laws, regulations, and codes in the performance of this Agreement. Each party represents and warrants to the other that it has the right to enter into this Agreement and to perform its obligations specified in this Agreement without breaching or violating and fiduciary, contractual or statutory obligations owed to another.

11. ASSIGNMENT

      This Agreement is not transferable or assignable by Pilot Site, whether in whole or in part, voluntarily or by merger, consolidation or sale, or otherwise by operation of law without the prior written consent of ABP. Subject to the foregoing, this Agreement and each and every provision hereof, shall be binding upon and shall inure to the benefit of the parties and their respective permitted successors and assigns.

12. WAIVER

      Any waiver by either party of any condition, part, term or provision of this Agreement shall not be binding unless in writing and shall not be construed as a waiver of any other condition, part, term or provision of this Agreement, nor shall the waiver, delay, forbearance or failure by either party of its right, power or privilege to enforce any provision of this Agreement be construed as a waiver or estoppel of such party's right to enforce such provision in the future.

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13. INDEPENDENT CONTRACTORS

      The relationship of the parties, together with their agents or representatives, shall be that of independent contractors, and nothing contained in this Agreement and no action taken by either party, its agents or representatives shall be deemed to constitute any party or any of such party's employees, as agents or representatives of the other party or shall be deemed to create a partnership, joint venture or agency relationship between the parties, or shall be deemed to confer on any party any express or implied right, power or authority to enter into any agreement or commitment, express or implied, or to incur any obligation or liability on behalf of any other party.

14. NOTICES

      All notices, including without limitation, instructions, requests, authorizations, consents, demands, and other communications hereunder, except exchanges of technical information, shall be delivered personally to the party to which it is addressed, or mailed to such party by registered or certified mail, return receipt requested, with postage thereon fully prepaid. Said notices shall be delivered to the following addresses, unless notice of change of address is provided in writing to the other party:

      For Pilot Site:

               Yale Plastic and Reconstructive Surgery
               Department of Surgery
               Yale School of Medicine
               333 Cedar Street (BB-330)
               P.O. Box 208041 New Haven, Connecticut 06520-8041

               Attention: Dr. John Persing/ Dr. Yuan Liu

               Facsimile: 203-785-5714

      With a copy to:
                        Grant and Contract Administration
                        Yale University School of Medicine
                        47 College Street, Suite 203
                        New Haven, CT 06510

               Attn:    Penrhyn E. Cook

               Facsimile: 203-785-4169

                                       8
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      For ABP:

               Advanced BioPhotonics Inc.
               125 Wilbur Place, Suite 120
               Bohemia, New York  11716

               Attention: Kevin Healy, General Counsel

               Facsimile: 631-244-7960

Any notices, demands, and other communications so mailed shall be deemed to have been received by the addressee seven (7) days after the time and date of its being so mailed.

15. USE OF NAMES AND TRADEMARKS

      ABP and Pilot Site agree not to use each other's names, or the names of any staff members or employees thereof or the trademarks or copyrights of the other party, in advertising, sales promotion work, or in any other form of publicity without the prior written permission of, and to the extent approved by the party whose name, trademark or copyright is to be used.

16. RISKS AND INSURANCE

      16.1 Throughout the entire Term of this Agreement, Pilot Site shall maintain insurance of the type and minimum coverage as follows:

      a. Workers' Compensation - Statutory under laws of the State of Connecticut.

      b. Commercial General Liability (Occurrence Form), including contractual liability in a combined single limit for bodily injury and property damage - $1,000,000 per occurrence.

      c.    Until the Designated Equipment is returned to ABP, as required in
            Article 1.6, the Pilot Site shall maintain adequate insurance against all common risks (e.g., fire, floods, theft, acts of God, etc.) in order to protect ABP from any loss or damage which may be suffered to the Designated Equipment, for the value of the Designated Equipment (up to $250,000).

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      16.2 All policies of insurance to be obtained shall be issued in the name of Pilot Site. Pilot Site shall provide ABP a certificate of insurance on an annual basis for the entire Term of this Agreement. The Pilot Site is self-insured, so it is unable to name ABP as an additional insured on any policy.

      16.3 At least five (5) business days prior to the commencement of Pilot Study, Pilot Site shall provide a certificate of insurance evidencing the Pilot Site's self-insured status.

17. CONFLICT OF TERMS

      In the event of any conflict or inconsistency between any terms and conditions of this Agreement and any terms and conditions specified in any Appendix, the terms and conditions of this Agreement shall prevail and govern. In the event of any conflict or inconsistency between any terms and conditions of Appendix 4 and any terms and conditions specified in any other Appendix, the terms and conditions of Appendix 4 shall prevail and govern.

18. SURVIVAL OF CERTAIN PROVISIONS

      The terms and conditions contained in Appendix 4 to this Agreement entitled "Non-Disclosure Agreement" shall survive any termination of this Agreement and shall terminate upon the terms and conditions contained therein.

19. SEVERABILITY

      If any provision set forth in this Agreement is not enforceable or is found to be invalid, in whole or in part, such provision shall be deemed to apply only to the maximum extent permitted by law, and the remaining provisions set forth in this Agreement shall remain in full force and effect, notwithstanding the invalidity of such other provision.

20. COUNTERPARTS

      This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

21. GOVERNING LAW

      This Agreement shall be construed, governed, interpreted, and applied in accordance with the laws of the State of Connecticut.

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22. ENTIRE AGREEMENT

      This Agreement, together with those other documents attached hereto or incorporated herein by reference constitutes the entire and final agreement and understanding of the parties with respect to the subject matter of this Agreement. Any and all prior agreements, representations, statements, negotiations, understandings or undertakings, whether written or oral, with respect to the subject matter of this Agreement, are hereby superseded and replaced by this Agreement. This Agreement may not be modified or amended except by a written instrument duly executed by an authorized representative of each party to this Agreement.

      IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives, to be effective as of the date first written above.

YALE UNIVERSITY,                            ADVANCED BIOPHOTONICS INC.
SCHOOL OF MEDICINE

By:   /s/ Penrhyn E. Cook                   By:      /s/ Denis A. O'Connor
      ---------------------------------              --------------------------

Name:     Penrhyn E. Cook                   Name:        Denis A. O'Connor
      ---------------------------------              --------------------------

Title: Executive Director                   Title:   President and CEO
       Grant and Contract Administration

YALE UNIVERSITY                             YALE UNIVERSITY
SCHOOL OF MEDICINE                          SCHOOL OF MEDICINE

By:   /s/ John Persing                      By:      /s/ Yuan Liu
      ---------------------------------              --------------------------

Name:     Dr. John Persing                  Name:    Dr. Yuan Liu
      ---------------------------------              --------------------------

Title: Principal Investigator               Title:   Principal Investigator

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                                   APPENDIX 1

                              BIOSCANIR(R) LABELING

OmniCorder BioScanIR(R) System - FDA 510(k) - K990416

History

ABP was formerly known as OmniCorder and the FDA 510(k) clearance of the BioScanIR(R) is in the name of OmniCorder Technologies Inc.

Device Description

The ABP BioScanIR(R) is an infrared camera device which provides the capability for imaging and recording of thermal data radiating from adult, pediatric and neonatal patients in numerous hospital, nursing home and clinical settings; and in the home.

Intended Use/Indications

The ABP BioScanIR(R) System is intended for viewing and recording heat patterns generated by the human body in the hospital, acute care settings, outpatient surgery, healthcare practitioner facilities or in an environment where patient care is provided by qualified healthcare personnel. The patient populations include adult, pediatric and neonatal. The device is for adjunctive diagnostic screening for detection of breast cancer and diseases affecting the blood perfusion or reperfusion of tissue or organs. This device is intended for use by qualified personnel trained in its use.

Contraindications

None known.

Warnings

Do not use as an independent breast cancer diagnostic or screening method.

Precautions

This device and all of its components must be kept calibrated and in good working order. Do not operate without proper training. Report malfunctioning or damaged components to the manufacturer immediately.

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                                   APPENDIX 2

                          PILOT STUDY BAILED EQUIPMENT
                          ----------------------------

                       (Every Pilot Study Bailed Equipment
                 Schedule is subject to the terms and conditions
                          of the Pilot Site Agreement)

Name of the Product:  BioScanIR(R) Dynamic Infrared Imaging System

Product Description:  The BioScanIR(R) System is an infrared-based functional imaging system that detects minute changes in blood perfusion through the capture of passively-emitted infrared radiation that is produced by tissue.

Designated Equipment entrusted by ABP to Pilot Site:

                              {INSERT HARDWARE DESCRIPTION}

                              BioScanIR(R) Beta Version 1.1 (Therapy Monitoring) Serial Number ABP-

                              --------------------------------------------------

                              --------------------------------------------------

                              --------------------------------------------------

Designated Site:
(Address)                     --------------------------------------------------

                              --------------------------------------------------

                              --------------------------------------------------

ABP
Designated contact (primary):
                                ------------------------------------------------
Designated contact (secondary):
                                ------------------------------------------------

Pilot Site
Designated contact (primary):
                                ------------------------------------------------
Designated contact (secondary):
                                ------------------------------------------------

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                                   APPENDIX 3

                  PILOT STUDY PROTOCOL FOR BIOSCANIR(R) TESTING

================================================================================
                       YALE UNIVERSITY SCHOOL OF MEDICINE
================================================================================
                                                (a) YALE NEW HAVEN HOSPITAL

================================================================================
                          HUMAN INVESTIGATION COMMITTEE

                Application to Involve Human Subjects in Research
================================================================================

--------------------------------------------------------------------------------
Title of Research Project:
Dynamic Infrared Imaging to Map Vascular Perforators and to Monitor Flap
Viability
--------------------------------------------------------------------------------
Principal Investigator:
Yuan Liu
--------------------------------------------------------------------------------
Campus Address:
Yale Plastic and Reconstructive Surgery
Department of Surgery
Yale School of Medicine
333 Cedar Street (BB-330)
P.O. Box 208041
New Haven, CT 06520-8041
--------------------------------------------------------------------------------
Campus Phone: (203)809-2779    Fax: (203)785-5714
Pager:                         E-mail: yuan.liu@yale.edu
--------------------------------------------------------------------------------
Protocol Correspondent Name & Address:
Yuan Liu MD
Yale Plastic and Reconstructive Surgery
Department of Surgery
Yale School of Medicine
333 Cedar Street (BB-330)
P.O. Box 208041
New Haven, CT 06520-8041
--------------------------------------------------------------------------------
Campus Phone: (203)809-2779    Fax: (203)785-5714      E-mail: yuan.liu@yale.edu
--------------------------------------------------------------------------------

      1.2 SECTION I: PRINCIPAL INVESTIGATOR/FACULTY ADVISOR AGREEMENT

As the Principal Investigator or Faculty Advisor of this research project, I certify the following:

o     The information provided in this application is complete and accurate.
o That I assume full responsibility for the protection of human subjects and the proper conduct of the research.

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

o That subject safety will be of paramount concern, and every effort will be made to protect subjects' rights and welfare.
o That the research will be performed according to ethical principles and in compliance will all federal, state and local laws, as well as institutional regulations and policies regarding the protection of human subjects.
o That all members of the research team will be kept apprised of research goals.
o That I will obtain approval for this research study and any subsequent revisions prior to initiation.
o That I will report to the HIC any serious injuries or other unanticipated problems involving risk to participants.

----------------------------------------
Signature                          Date

      1.3 SECTION II: FUNDING, TRAINING AND PROTOCOL-RELATED CONFLICT OF
INTEREST

1. Funding Source: Please describe the funding source(s) for this study. Check all boxes that apply:

      |_|   External*                        |X| Section of Plastic Surgery
      |_|  Investigator Initiated: ______    |_|  Other: ______

      *For externally funded studies, please supply the following information:

o     PI of Contract or Grant:
o     Funding Source:
o     Contract or Grant Title:
o     Contract or Grant #:

      If using more than one funding source for this study, list all funding sources on an attached sheet. For grants: attach those sections of your grant application/agreement that pertain to the technical and human subject's portion of this protocol.

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

2. Human Subject Protection Training: All investigators and key study personnel (persons involved in the design and/or conduct of research involving human subjects) are required to complete human subject protection training (HSPT). This training requirement can be met through the Yale web-based program at http://info.med.yale.edu/irbtraining or the NIH program at http://cme.cancer.gov/c01. Please note that investigators who have not completed this training requirement cannot participate in study activities until this training is completed.

3. Conflict of Interest Statement: All investigators and key study personnel (those persons involved in the design and/or conduct of the research involving human subjects) are required to read a copy of the Yale Human Investigation Committee Policy on Protocol-Related Conflict of Interest ("HIC COI Policy" - see http://info.med.yale.edu/hic/). Please note that the HIC COI Policy addresses protocol-related conflict of interest, and is distinct from the annual disclosure required by the Yale University Policy on Conflict of Interest and Conflict of Commitment.

      All investigators and key study personnel are required to sign their name in the space provided below. Those who have answered "no" to all screening questions asked in the HIC COI Policy should indicate below that no Protocol-Related COI exists. Those who answered "yes" to any question in the HIC COI Policy should download a copy of the Protocol-Related Conflict of Interest Disclosure Form, which must be submitted to the HIC along with this Application.

                     ----------------------- ------------------------- --------------------- --------------------
                     1.3.1    Name                Signature ***        Protocol-Related      HSPT Completed?
                                                                        COI?
                     ----------------------- ------------------------- --------------------- --------------------
Principal                 Yuan Liu
Investigator                                                           |X| Yes   |_| No          |X| Yes   |_| No
                     ----------------------- ------------------------- --------------------- --------------------
Co-Investigator(s)        Joseph Shin
                                                                       |X| Yes   |_| No          |X| Yes   |_| No
                     ----------------------- ------------------------- --------------------- --------------------
                          Deepak Narayan
                                                                       |X| Yes   |_| No          |X| Yes   |_| No
                     ----------------------- ------------------------- --------------------- --------------------
                          Grant Thomson
                                                                       |X| Yes   |_| No          |X| Yes   |_| No
                     ----------------------- ------------------------- --------------------- --------------------
                          John Persing
                                                                       |X| Yes   |_| No          |X| Yes   |_| No
                     ----------------------- ------------------------- --------------------- --------------------
Key Study Personnel
                                                                       |_| Yes   |_| No          |_| Yes   |_| No
                     ----------------------- ------------------------- --------------------- --------------------

                                                                       |_| Yes   |_| No          |_| Yes   |_| No
                     ----------------------- ------------------------- --------------------- --------------------

                                                                       |_| Yes   |_| No          |_| Yes   |_| No
                     ----------------------- ------------------------- --------------------- --------------------

      *** My signature here indicates that I have read and am in compliance and will continue to be with the HIC's Protocol-Specific Conflict of Interest Policy.

4. Department Chair's Conflict of Interest Statement (to be completed by the Chair of each department with which the Principal Investigator and co-investigators are affiliated and/or which the research affects): Do you know of any real or apparent institutional conflict of interest (e.g., Yale University ownership of a sponsoring company) that might compromise this research? |_| Yes |X| No

      ------------------------------------------      --------------------------
      Signature of Chair***                           Department

      ***My signature here indicates that I have read and am in compliance with the HIC's Protocol-Related Conflict of Interest Policy. I further agree to submit a Protocol-Related Conflict of Interest Disclosure Form if I am aware of any real or apparent institutional conflict of interest.

--------------------------------------------------------------------------------
                         APPROVED FOR SUBMISSION TO HIC:

-----------------------------   -------------------------------------    -------
Signature of Primary Reviewer   Please Print Name of Primary Reviewer    Date

--------------------------------------------------------------------------------

                                For HIC Use Only

--------------------------                  ------------------------------------
Date Approved                               Human Investigation Committee

                                            (i) Protocol is valid until:

                                            ------------------------------------

      1.4 SECTION III: GENERAL INFORMATION

1. Choose all that apply: (* See indicated section in HIC Guidelines for Investigators)

|_| Children/minors* (Section E.1)          |_| Pregnant women/fetuses/placenta
|_| Decisionally impaired* (Section E.2)    |_| Prisoners
|X| Females of childbearing potential       |_| Non-English Speaking
|_| Radioactive Materials                   |X| Use of Employees
|_| IND # ______________                    |X| Students
|_| IDE # ______________ A or B  (Section C.1)

2. Location of study: Please identify the hospital, in-patient or outpatient facility, school or other agency that will serve as the location of the research.

|_| Yale University                      |X| Yale-New Haven Hospital
|_| APT Foundation, Inc.                 |_| West Haven VA
|_| Community Consultation Board, Inc.   |_| Haskins Laboratories
|_| John B. Pierce Laboratory, Inc.      |_| Connecticut Mental Health Center
|_| Hill Health Corporation              |_| Comprehensive Cancer Center
|_| General Clinical Research Center(s)  |_| Other locations, Specify: ________

      Please indicate the location(s) within the hospital and/or Medical School where the research will take place:

      The general wards, intensive care units and the OR. Yale Physicians Building.

      Please note: when other institutions are engaged in the research, it may be necessary to secure the approval of their Institutional Review Boards
      (IRB) and/or to insure that the institution has obtained a Federal Wide Assurance (FWA). Institutions may not list the Yale HIC as their IRB of record unless the Federal government has approved their FWA and they have in place a fully executed IRB Authorization Agreement between their institution and Yale University.

3. Probable Duration of Project: Please state the expected duration of the project, including all follow-up and data analysis activities. [Please answer this and all other questions on the form with font size 12.]

      The protocol objective is to collect the specific data over a period of two years.

4. Number of Subjects: Please state the number of subjects to be enrolled at Yale. For multi-center studies, indicate the total number of subjects to be enrolled across all sites. If different subject populations will participate, state the anticipated number in each group.

      We will follow up to 300 patients.

      1.5 SECTION IV: RESEARCH PLAN

1. Statement of Purpose: What are the scientific aims of the study, or the hypotheses to be tested?

      1. To determine the sensitivity, specificity, positive and negative predictive value of dynamic infrared monitoring (DIRI) for mapping vascular dermal perforators in patients undergoing plastic surgery, and its ability to monitor flap viability after surgery.

      2. To determine the concordance of DIRI for assessing location of muscle perforators and flap viability in comparison to clinical exam, ultrasound and laser Doppler.

2. Background: Describe the background information that led to the plan for this project. Please provide references to support the expectation of obtaining useful scientific data. When available, previous work in animal and/or human studies should be included. In the field of plastic surgery tissues flaps including free and pedicle flaps have become essential techniques. The success and viability of the autologous tissue flaps demand knowledge of the vascular anatomy and the ability to monitor the flaps after surgery. Ultrasound and laser Doppler flowmetry (LDF) have become the techniques of choice for non-invasive study human skeletal muscle blood perfusion on a small tissue. However, both techniques are heavily operator dependent and require a large amount of experience for the operator to become proficient.

      An innovative new approach for rapid, real-time, non-invasive and cost effective imaging of muscle perforators involves dynamic infrared imaging
      (DIRI). More recently, as a result of the application of advanced technologies involving quantum-well infrared photodetection (QWIP), thermal imaging of biological tissues has become significantly more powerful. Dynamic infrared imaging (DIRI) is a novel imaging technology, based on QWIP, that records and analyzes natural infrared radiation (IR) from tissue. Living tissue continuously emits IR photons in the 8-10um frequency. IR intensity is proportional to the temperature of the radiating tissue and indirectly proportional to the degree of tissue perfusion. DIRI can record minute changes in IR (<0.006 degree centigrade), both spatially and temporally.

      DIRI has been used for human studies to demonstrate accurate assessment of vascular perfusion. DIRI has been developed as a stand-alone imaging device (the BioscanIR System, Omnicorder, Inc, Bohemia, NY) with FDA 510k clearance for the viewing and recording of heat patterns generated by the human body in a hospital, acute care setting, outpatient surgery, healthcare practitioner facilities or in an environment where patient care is provided by qualified healthcare personnel. The patient populations include adult, pediatric and neonatal. The BioScanIR System is exclusively non-invasive, and does not contact the patient in any way. It uses no radiation, and requires no contrast agent. DIRI has significant potential applications for biological assessment of IR as a function of metabolic activity, and vascular perfusion with many potential clinical applications

3. Research Plan: Please provide an orderly scientific description of the study design and research procedures as they directly affect the subjects.

      Eligible subject will be evaluated for medical history, concurrent medications and physical examination. Prior to surgery, subjects will have a DIRI scan of tissue flap(experimental), clinical assessment, Doppler ultrasound(standard of care) and laser Doppler flowmetry (LDF) (standard of care) for design of the tissue flap. After surgery subjects will have DIRI scans(experimental), Doppler ultrasound and laser Doppler flowmetry
      (LDF) at regular intervals for the first 24-48hrs to monitor flap viability.

4. Statistical Considerations: Describe the statistical analyses that support the study design. This section should include:

      o     The number of subjects expected to enter the study.
      o A statement about the statistical power of the study to test the major hypothesis.
      o     A summary of the plans for data analysis.

      The number of subjects expected to be enrolled in the study will be 300 hundred people. We hope the study will generate significant power, however secondary to unknown standard deviation and the level of significance we can't predicate the power. After the study we will calculate the p-value and power for it's ability to map perforators and it's ability to monitor flap viability.

      1.6 SECTION V: RESEARCH INVOLVING DRUGS, DEVICES OR BIOLOGICS

Please note: protocols using chemicals, hormones, other natural substances, or devices not regulated by the U.S. Food and Drug Administration (FDA) must still complete this section of the application form. Based upon the information provided in items 1-4, the HIC will determine whether an Investigational New Drug (IND) or Investigational Device Exemption (IDE) application must be submitted to the FDA.

1. Identification of Drug, Device or Biologic: What is the name of the drug, device or biologic being used? Please identify whether FDA approval has been granted, and for what indication(s).

      1. The BioscanIR dynamic infrared imaging system (DIRI) is an FDA-approved device per FDA 510(k) (K990416) requirements.

      2. The BioscanIR DIRI is an infrared camera device which provides the capability for imaging and recording thermal data radiating from adult, pediatric and neonatal patients in numberous hospital, nursing home and clinical settings; and in the home.

      3. The BioscanIR DIRI is intended for viewing and recording heat patterns generated by the human body in the hospital, acute care settings, outpatient surgery, healthcare practitioner facilities or in an environment where patient care is provided by qualified healthcare personnel.

      4. The BioscanIR DIRI is for adjunctive diagnostic screening for detection of breast cancer and diseases affecting the blood perfusion or reperfusion of tissues or organs.

      5. The BioscanIR DIRI includes a camera containing a GaAs quantum well infrared photodetector (QWIP). The detector is a 256x256 scanned focal plane array and allows for rapid imaging up to 100 frames per second with a sensitivity of 15mdeg Kelvin.

      6. The BioscanIR DIRI is non-invasive and does not emit any biologically significant radiant energy toward the subject or device operator.

2. Background Information: Please provide a description of previous human use, known risks, and data addressing dosages, intervals, routes of administration, and any other factors that might influence risks.

      The BioScanIR System is exclusively non-invasive, and does not contact the patient in any way. It uses no radiation, and requires no contrast agent. It can be used by non-imaging specialists, and can be used in a non-sterile, office environment.

3. Source: Please identify the source of the drug, device or biologic to be used.

      Advanced BioPhotonics, Inc.

      125 Wilbur Place, Suite 120

      Bohemia, NY 11716

      Tel: (631)244-8244

4. Preparation and Use: Please describe the method of preparation, storage, stability information, and for parenteral products, method of sterilization and method of testing sterility and pyrogenicity.

     Non-applicable

      5. Use of an Investigational Drug, Device or Biologic: Protocols which utilize a drug, device or biologic not approved by the FDA must provide the following information.

      The BioscanIR dynamic infrared imaging system (DIRI) is an FDA-approved device per FDA 510(k) (K990416) requirements.

      o What is the Investigational New Drug (IND) or Investigational Device Exemption (IDE) number assigned by FDA?

      o For IDE's: Did the FDA approve this IDE as a Category A (experimental/investigational) or as a Category B
            (non-experimental/investigational)?

      o     Who holds the IND or IDE?

      o Is the drug or device provided free of charge by the Sponsor? Yes ___ No ___

6. The FDA requirements to qualify for an exemption from filing an IND are as follows [21 CFR 312.2(b)]: Exemptions - The clinical investigation of a drug product that is lawfully marketed in the United States is exempt from the requirements filing for an IND if ALL the following apply:

      i. The investigation is not intended to be reported to FDA as a well controlled study in support of a new indication for use nor intended to be used to support any other significant change in the labeling for the drug;

      ii. If the drug that is undergoing investigation is lawfully marketed as a prescription drug product, the investigation is not intended to support a significant change in the advertising for the product;

      iii. The investigation does not involve a route of administration or dosage level or use in populations or other factor that significantly increases the risks (or decreases the acceptability of the risks) associated with the use of the drug product;

      iv. The investigation is conducted in compliance with the requirements for institutional (HIC) review and with the requirements for informed consent of the FDA regulations (21 CFR Part 50 and 21 CFR
            Part 56);

      v. The investigation is conducted in compliance with the requirements regarding promotion and charging for investigational drugs and

      vi.   The investigation is not emergency research (21 CFR Part 50.24).

      Non-applicable

7.    Use of Placebo: Does any part of the study involve placebo? Yes ___ No _X_

      a.    If yes, please address each one of the following:

            i.    The safety and efficacy of other available therapies (if any).
            ii. The maximum total length of time a participant may receive placebo on study.
            iii. The greatest potential harm that may come to a participant as a result of not receiving effective therapy (immediate or delayed onset).
            iv. Protocols in place to safeguard participants receiving placebo.

      1.7 SECTION VI: HUMAN SUBJECTS

1. Recruitment Procedures: How will potential subjects be identified, contacted and recruited? Attach copies of any recruitment materials - such as flyers, telephone scripts, or introductory letters - that will be used.

      Patients of the investigator and co-investigator who are undergoing surgery involving tissue flaps at Yale New Haven Hospital will be contacted about enrollment in the study. The treating provider will discuss with his/her own patients the option of enrolling in a study and will obtain written authorization from the patient for referral into a research study.

      Please note that a researcher may not use an individual's Protected Health Information (PHI) for recruitment into research without first obtaining an authorization from the individual, or a Waiver of Authorization from the HIC. A treating provider does, however, have the option to:

      o Discuss with his/her own patients the option of enrolling in a study.
      o Obtain written authorization from the patient for referral into a research study.
      o     Provide background information about the study to the patient so that the patient can initiate contact with the researcher.
      o     Provide the individual's PHI to a researcher without authorization when the researcher has obtained an approved Waiver of Authorization for recruitment purposes from the HIC.

      If PHI will be accessed without subject authorization, please state whether any member of the research team has an existing clinical relationship with the potential subject. Researcher-clinicians are permitted to access the PHI of their own patients, or patients of co-investigators listed on the protocol, for recruitment purposes. Alternately, please submit a completed Yale University Request for HIPAA Waiver of Authorization for Research Form (available at http://info.med.yale.edu/hic/hipaa/documentation.html). For further information, see the Yale HIPAA website at http://info.med.yale.edu/hipaa/.

2. Inclusion/Exclusion Criteria: What are the criteria for subject inclusion or exclusion? How will eligibility be determined, and by whom?

      Any patient age greater or equal to 18years of age and able to give written informed consent. Eligibility will be determined by investigator and co-investigators.

3. Subject Population: Provide a detailed description of the proposed involvement of human subjects. Describe the characteristics of the subject population, including their anticipated number, age range and health status.

      Any male or female >18yo who require surgery involving tissue flaps.

      The selection of subjects should be equitable. Generally speaking, the subject selection should reflect a reasonable cross-section of the population that is being studied. In research that requires a more restricted population, the rationale for this need should be fully justified. Investigators must also provide scientific justification for the exclusion of underrepresented populations such as women, children, or minorities.

4. Vulnerable Subjects: Certain populations are considered to be vulnerable and require special protections when asked to participate in a research study. (Vulnerable populations include, but are not limited to pregnant women, fetuses, human embryos, prisoners, children, and cognitively impaired individuals or persons with questionable capacity to consent. Others which may require special consideration include elderly persons, economically disadvantaged persons and educationally disadvantaged persons.)

      Children include all persons who have not attained the legal age for consent to treatments or procedures involved in the research under the applicable law of the jurisdiction in which the research will be conducted (the age of majority is 18 years in the Connecticut). Parental permission and the child's assent is required for participation in the study. (Assent is defined as "a child's affirmative agreement to participate in research" and should be sought in addition to parental permission when the minor subject is sufficiently mature to understand the nature of his or her participation in a research study.) Please refer to the HIC Guidelines for Investigators at http://www.med.yale.edu/hic/forms/forms/guidelines.pdf

      Will vulnerable subjects be enrolled in the study? If so, identify the vulnerable population and provide a justification for their involvement. Also address any additional safeguards necessary to protect the rights and welfare of vulnerable subjects.

      No

      1.8 SECTION VII: CONSENT/ASSENT PROCEDURES

1. Consent Personnel: Please list all personnel who will be obtaining consent.

      Principle investigator and all co-investigators.

2. Assessment of Capacity to Consent: For research involving subjects with limited decision-making capacity, how will the capacity to consent be assessed?

      Only subjects who can give informed consent will be enrolled.

3. Process of Consent: Describe the setting and conditions under which consent will be obtained, including any steps taken to enhance subjects' independent decision-making.

      Written consent will be obtained from the patients during office visit.

4. Non-English-Speaking Subjects: For research involving non-English-speaking subjects, fully explain provisions in place to ensure comprehension. In addition, please submit translated copies of all consent materials.

      Only English Speaking subjects will be enrolled.

5. Parental Permission and Assent: For research involving minors, please explain how parental permission and child assent will be obtained.

      Minors will not be enrolled.

6. Documentation of Consent: Specify the forms that will be used among the following: adult consent form, parental permission form, LAR (Legally Authorized Representative) permission form, adult assent form, adolescent assent form (ages 13-17 inclusive), child assent form (ages 7-12 inclusive), and information sheet. Copies of all forms should be appended to the protocol, in the same format that they will be given to subjects.

      Adult consent form

7. Waiver of Consent: Will you request either a waiver of consent, or a waiver of signed consent, for this study? If so, please address the following:

      No.

      Waiver of consent:
      a)    Does the research pose greater than minimal risk to subjects?
      b)    Will the waiver adversely affect subjects' rights and welfare?
      c)    Why would the research be impracticable without the waiver?
      d) How will pertinent information be returned to subjects, if appropriate at a later date?

      Waiver of signed consent:
      a) Does the research pose greater than minimal risk? If so, does a breach of confidentiality constitute the principal risk to subjects?
      b) Would the signed consent form be the only record linking the subject and the research?
      c) Does the research include any activities that would require signed consent in a non-research context?

8. HIPAA Authorization: If the research involves the creation, use or disclosure of PHI, separate authorization is required under the HIPAA Privacy Rule. Please provide the HIPAA Research Authorization Form and/or a request for waiver of HIPAA authorization. (For further information, see the Yale HIPAA website at http://info.med.yale.edu/hipaa/).

      1.9 SECTION VIII: PROTECTION OF RESEARCH SUBJECTS

1. Risks: What are the reasonably foreseeable risks, discomforts, or inconveniences associated with participation in the research?

      The BioScanIR System is exclusively non-invasive, and does not contact the patient in any way. It uses no radiation, and requires no contrast agent. Therefore there is no known risk of bodily injury. Subjects are required to sit still for 30secs interval. Emotional, psychological, economic and legal risks are all minimal.

            Please note: Potential research risks include more than physical harm; risks may also include, for example, emotional or psychological harm, risk of social stigmatization, economic or legal risk.

2.    Minimizing Risks: How will the above-mentioned risks be minimized?

      The risk of a breach regarding patient confidentiality exists but is considered to be minimal given the safeguards outlined below.

3. Data and Safety Monitoring Plan: Please include a Data and Safety Monitoring Plan (DSMP) that includes an explicit statement of overall risks, addresses attribution and grading of adverse events and describes procedures for monitoring the ongoing progress of the research and reporting adverse events. For more information, please see the HIC website: http://info.med.yale.edu/hic/templates/DSMP.doc.

(i)

4.    Confidentiality:

      a) Will private identifiable information about individuals be collected and used?
      b)    How will research data be collected and recorded?
      c) What methods and procedures will be used to safeguard the confidentiality of subjects and their data?
      d) What mechanisms are in place to ensure proper use and continued protection of these data?
      e)    Do any limits to confidentiality exist?
      f)    What will be done with the data when the research is completed?
      g) Will any external individuals or agencies (such as the study sponsor, FDA, etc.) have access to study data?
      h) If appropriate, has a Certificate of Confidentiality been obtained? For more information, please see the HIC website: http://www.med.yale.edu/hic/policy/CofC.pdf

      The DIRI database will be kept separate from the medical record and will be password protected and kept on a computer, not part of a network, in a locked office. Access is limited to researchers in this study and if information is sent out to collaborate with other researchers, personal identifiers will be removed. Patient names will not be used in any scientific reports that may be published in this study. Each patient will be assigned a number by Dr. Yuan Liu and Dr. Liu will be the only one who maintains the code and knows the correspondent number for each patient. The rest of the team involved in the study will only use the numbers assigned to the patients. The Human Investigation Committee also has the right to review study records. The data will be stored in the DIRI data bank for future use. Advanced BioPhotonics, Inc. will have monitored access to data purged of all personal identifiers.

5. Potential Benefits: Please identify any benefits that may be reasonably expected to result from the research, either to subjects or to society at large.

      We believe there will be a direct benefit for the patient. The study may provide surgeons with data that will aid in the design of tissue flaps and also help monitor flap viability post-operatively. There is minimal risk to patients since the BioScanIR System is exclusively non-invasive, and does not contact the patient in any way. It uses no radiation, and requires no contrast agent. We believe that the potential benefits provided by this study outweigh the risks associated with participation

      1.10 SECTION IX: RESEARCH ALTERNATIVES AND ECONOMIC CONSIDERATIONS

1. Alternatives: For studies offering treatment, what treatment alternatives are available outside of the research? Please note: Some categories of non-treatment research may also require a section outlining alternatives to participation. For example, a study that provides screening for a particular illness or condition should state whether testing is available outside of the research.

      This study doesn't involve treatment.

2. Payments for participation (Economic Considerations): Describe any payments that will be made to subjects (including direct monetary payment, payment in the form of a gift, or reimbursement for costs such as travel, parking, childcare, etc.), and the conditions for receiving this compensation.

      Patients will not receive compensation for their participation.

      Costs for participation (Economic Considerations): Clearly describe the subject's costs associated with participation in the research. If it is possible that the subject's insurance, health plan benefits, or other third party payers will not cover research procedures or tests, this should be indicated. Clearly describe the parts of the research visits (drugs, tests, procedures, etc.) that will be provided at no cost to the subjects. Please note: If payment will be prorated for subjects who do not complete the study, this should be clearly explained. If payment is conditional on completing the study, this should be clearly explained.

      The Patient will not be charged any cost for participation in this study.

3. In Case of Injury: Will medical treatment be available if injury occurs? Where and from whom may treatment be obtained? Are there any limits to the treatment being provided? Who will pay for this treatment? How will it be accessed by subjects? (Please refer to the Compensation and Medical Therapy sections of the HIC Guidance for Investigators Manual available on the HIC web site: http://www.med.yale.edu/hic/forms/forms/guidelines.pdf )

      The BioScanIR System is completely non-invasive, and does not contact the patient in any way. It uses no radiation, and requires no contrast agent.

      1.11 SECTION X: FORMATTING

Please ensure that your protocol contains the header and footer formatting as demonstrated on this document and version date. Consent, assent, permission, and information sheets must also contain these headers, footers and version dates.

                                   APPENDIX 4

                            NON-DISCLOSURE AGREEMENT

      THIS NON-DISCLOSURE AGREEMENT (the "Agreement") made this 18th day of November, 2005, by and between Yale University School of Medicine, a nonprofit, educational corporation, organized and existing under the laws of the State of Connecticut, with an office located at Yale University School of Medicine, having its principal office at 47 College Street, Suite 203, New Haven, Connecticut (hereinafter, the "Pilot Site") and Advanced BioPhotonics Inc., a corporation organized and existing under the laws of the State of Delaware , with its principal office at 125 Wilbur Place, Suite 120, Bohemia, New York (hereinafter, the "ABP") and the parties hereby agree as follows:

      1. The parties intend to pursue a Pilot Study to test its functionality, performance and reliability to determine the applicability of this technology to plastic surgery applications, which will be carried out by Dr. Yuan Liu utilizing ABP's BioScanIR(R) system consisting of the following elements: (i) system hardware components: infrared camera, mobile cart, computer workstation, camera power supply, universal power management unit, temperature controller and black body; (ii) proprietary DIRI(R) software for control of system components, data acquisition, data processing, data archiving and reporting; and (iii) applications software packages (hereinafter, collectively referred to as the "System") as further defined in the Pilot Site Agreement between the parties (hereinafter referred to as the "Pilot Study"), and in the course of which the parties may exchange Proprietary Information, as hereinafter defined. The parties further desire to protect such Proprietary Information from unauthorized disclosure and use under the terms and conditions herein.

      2. For purposes of this Agreement, Proprietary Information shall mean, without limitation, computer programs, code, algorithms, names and expertise of employees and consultants, formulas, processes, inventions, schematics and other technical, business, financial, pricing and product development plans, forecasts and strategies, together with any analysis or tangible embodiments of the Disclosing Party's Proprietary Information created by the Receiving Party. Proprietary Information shall be designated as such in writing by the Disclosing Party by appropriate legend or stamp, or, if first disclosed in a non-written or other non-tangible form, Proprietary Information shall be identified by the Disclosing Party at the time of disclosure as being disclosed in confidence and shall be reduced to tangible form and marked as confidential or proprietary and such tangible form shall be delivered to the Receiving Party within thirty (30) days after the date of first disclosure. During the above stated thirty-day period such Proprietary Information shall be protected in accordance with the terms of this Agreement. Proprietary Information shall further include any information or data that evidence, record, derive from or reveal any Proprietary Information. Notwithstanding the foregoing, the components of the System are hereby deemed to be Proprietary Information and as such are protected in accordance with the terms of this Agreement.

      3. The Receiving Party shall preserve Proprietary Information received from the Disclosing Party in confidence by exercising at least the same degree of care used to restrict disclosure and use of the Receiving Party's own similar confidential information, but at least a reasonable degree of care, and shall refrain from disclosing such Propriety Information to its employees not involved in the Pilot Study, its consultants, representatives, or agents ( the "Affiliates") or to any third party without written authorization from the Disclosing Party. This Agreement shall be construed to bind and impose obligations upon any other divisions, subsidiaries, business units, and/or affiliated companies of the Receiving Party that receive access to the Proprietary Information of the Disclosing Party. The Receiving Party shall ensure that all copies of Proprietary Information stored electronically on its server, tape backup or on the hard drives of computers used by its Affiliates in connection with the Pilot Study have been permanently deleted and Receiving Party shall certify such deletion in writing to the Disclosing Party. Receiving Party will ensure that all of its Affiliates sign a Non-Disclosure Agreement containing confidentiality restrictions at least as restrictive as those set forth in this Agreement.

      4. The Receiving Party shall use Proprietary Information received from the Disclosing Party solely for the purposes set forth in Paragraph 1. Any other use of the Proprietary Information is explicitly forbidden. This restriction shall survive termination of this Agreement.

      5. This Agreement shall not restrict disclosure or use of Proprietary Information that is:

      A. Now, or hereafter becomes, through no act or failure to act on the part of Receiving Party, generally known or available; or

      B. Known by the Receiving Party at the time of receiving such information as evidenced by records of the Receiving Party; or

      C. Hereafter furnished to the Receiving Party, as a matter of right and without restriction on disclosure, by a third party who had not received any Proprietary Information from the Disclosing Party or the Receiving Party; or

      D. is approved by the disclosing party for disclosure without restriction in a written document which is signed by a duly authorized officer of such disclosing party; or

      E. Independently developed by the Receiving Party by persons who did not have access to the Disclosing Party's information and without breach of this Agreement.

      6. The Receiving Party may disclose the Disclosing Party's Proprietary Information to the extent required to be disclosed pursuant to final court order; provided, however, that the Receiving Party: (i) immediately notifies the Disclosing Party upon its receipt of any court order or other document that requests or demands disclosure of Proprietary Information; and (ii) assert the privileged and confidential nature of the Proprietary Information against the third party seeking disclosure; and (iii) cooperate fully with the Disclosing Party in protecting against any such disclosure and/or obtaining a protective order narrowing the scope of such disclosure of the Proprietary Information. In the event that such protection against disclosure is not obtained, the receiving party will be entitled to disclose the Proprietary Information, but only to the extent necessary to legally comply with such compelled disclosure and to have such required disclosure made under a protective secrecy order.

      7. The Receiving Party shall notify the Disclosing Party in writing immediately upon discovery of any unauthorized use or disclosure of Proprietary Information, and will reasonably cooperate with the Disclosing Party to regain possession of the Proprietary Information and prevent its further unauthorized use.

      8. Proprietary Information shall remain the property of the originating party. Neither this Agreement nor any exchange of Proprietary Information hereunder shall be construed as granting any right or license under any copyright, invention, or patent now or hereafter owned or controlled by either party. Each party shall use and rely upon Proprietary Information received from the other at its sole risk and expense.

      9. All notices, instructions, requests, authorizations, consents, demands and other communications hereunder shall be in writing and shall be sent by facsimile, overnight courier or registered airmail, postage prepaid, addressed as follows:

      For Pilot Site:

          Yale Plastic and Reconstructive Surgery
          Department of Surgery
          Yale School of Medicine
          333 Cedar Street (BB-330)
          P.O. Box 208041 New Haven, Connecticut 06520-8041

          Attention: Dr. Yuan Liu/Dr. John Persing

          Facsimile: 203-785-5714

      For ABP:

          Advanced BioPhotonics Inc.
          125 Wilbur Place, Suite 120
          Bohemia, New York  11716

          Attention: Kevin Healy, General Counsel

          Facsimile: 631-244-7960

Either party hereto may change its address by a notice given to the other party hereto in the manner set forth above. Notice given by mail shall be considered to have been given five (5) days after the mailing thereof, and notices given by facsimile shall be considered to have been given when received.

      10. This Agreement may be terminated by either party upon thirty (30) days written notice to the other. Unless thus earlier terminated, this Agreement shall terminate upon completion of the Pilot Study. The confidentiality obligations under this Agreement will survive termination of this Agreement for a period of three (3) years.

      11. Upon termination, the Receiving Party shall cease use of the Disclosing Party's Proprietary Information, and shall destroy all Proprietary Information, including without limitation, reports, analyses, e-mails or any other derivative embodiments of the Proprietary Information, , together with all copies thereof, in its possession or control and furnish the Disclosing Party with written certification of destruction. Alternatively, at the request of the Disclosing Party, the Receiving Party shall return all such Proprietary Information, including without limitation, reports, analyses, e-mails or any other derivative embodiments of the Proprietary Information, together with all copies thereof to the Disclosing Party. The Receiving Party shall ensure that all copies of Proprietary Information stored electronically on its server, tape backup or on the hard drives of computers used by Receiving Party's Affiliates in connection with the Pilot Study have been permanently deleted and Receiving Party shall certify such deletion in writing to the Disclosing Party.

      12. Each party shall bear all costs and expenses incurred by it under or in connection with this Agreement, provided, however, that the prevailing party in any litigation commenced to enforce or construe the terms of this Agreement shall be entitled to collect from the other party the costs of such litigation, including reasonable attorneys' fees. Nothing in this Agreement shall be construed as an obligation by either party to enter a contract, subcontract, or other business relationship with the other party in connection with the Pilot Study.

      13. The Receiving Party hereby acknowledges and agrees that in the event of any breach of this Agreement by the Receiving Party, including, without limitation, the actual or threatened disclosure of the Disclosing Party's Proprietary Information without the prior express written consent of the Disclosing Party, the Disclosing Party will suffer an irreparable injury, such that no remedy at law will afford the Disclosing Party with adequate protection against, or appropriate compensation for, such injury. The Receiving Party hereby agrees that the Disclosing Party may be entitled to specific performance of the Receiving Party's obligations under this Agreement, as well as further relief (injunctive or otherwise) as may be granted by a court of competent jurisdiction.

      14. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Connecticut and shall be enforceable in the courts of that state.

      15. This Agreement contains the entire understanding between the parties, superseding all prior or contemporaneous communications, agreements and understandings between the parties with respect to the exchange of Proprietary Information in connection with the Pilot Study.

      16. If any part, term or provision of this Agreement shall be held illegal, unenforceable, or in conflict with international law or any law of a federal, state or local government having jurisdiction over this Agreement, the validity of the remaining portions of this Agreement shall not be affected thereby.

      17. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, each party has caused this Agreement to be executed in duplicate originals by its duly authorized representative.

YALE UNIVERSITY                             ADVANCED BIOPHOTONICS INC.
SCHOOL OF MEDICINE

By:                                         By:
       ----------------------------------          -----------------------------
Name:  Penrhyn E. Cook                      Name:  Denis A. O'Connor

Title: Executive Director                   Title: President and CEO
       Grant and Contract Administration

YALE UNIVERSITY
SCHOOL OF MEDICINE

By:
       ----------------------------------
Name:  Dr. John Persing

Title: Principal Investigator

By:
       ----------------------------------
Name:  Dr. Yuan Liu

Title: Principal Investigator

                                   APPENDIX 5

                   ADVANCED BIOPHOTONICS, INC. HIPAA STATEMENT

                        [ADVANCED BIOPHOTONICS INC. LOGO]

                             General HIPAA Statement

      The Advanced BloPhotonics' BloScanIR(R) System is the most advanced biomedical infrared imaging system in the field of medicine today, and Advanced BioPhotonics Inc. is committed to supporting our customers in their efforts to comply with the new transaction, privacy and security standards established by the Health Insurance Portability and Accountability Act (HIPAA) of 1996.

      Advanced BioPhotonics works diligently with various groups to ensure our products and services meet or exceed industry standards for HIPAA compliance, as well as satisfying our customer's needs. This statement describes how Advanced BioPhotonics supports our customer's HIPAA compliance efforts.

Product

      This statement applies to the Advanced BioPhotonics Inc. BioScanIR(R) System. The system uses a secure database requiring a login process-including a user name and password-to access patient data. User Accounts are used to limit accessibility to the system by users trained by Advanced BioPhotonics Inc. These user accounts are created exclusively by a System Administrator.

Customer Support

      The Customer Support group at Advanced BioPhotonics Inc. is always available to assist in implementing the BloScanIR(R) System in an HIPAA compliant environment. If required, remote access to patient data by our Customer Support department will be made using comprehensive encryption protocol.

   Advanced BioPhotonics Inc., 125 Wilbur Place, Suite 120, Bohemia, NY 11716
                    Tel: (631) 244-8244 - Fax: (631) 244-7960

                        [ADVANCED BIOPHOTONICS INC. LOGO]

Privacy and Security Policy

      To implement HIPAA requirements and to protect the confidentiality and integrity of any patient information used by the BioScanlR(R) System, Advanced BioPhotonics has established this Privacy and Security Policy:

      o Advanced BioPhotonics, Inc. shall only obtain and use confidential patient health information as a necessity in the development and testing of products designed to meet customer requirements.

      o Advanced BioPhotonics Inc. shall limit access to the above patient data by trained users only, performing designated service and support functions.

      o Advanced BioPhotonics Inc. shall forbid the disclosure of patient health information to non-employees of the company unless written permission is received from the customer or the patient.

      o Advanced BioPhotonics Inc. shall require all employees to report uses and/or disclosures of patient data not permitted by this Privacy and Security Policy.

      o Advanced BioPhotonics Inc. shall investigate all reports of patient health information being used in a manner not permitted by this Privacy and Security Policy, and will impose appropriate penalties and sanctions for any conduct prohibited by this policy.

      o Advanced BioPhotonics Inc. shall ensure all employees who may come in contact with patient data are trained regarding Advanced BioPhotonics's Privacy and Security Policy and the importance of protecting the privacy and security of patient health information.

      o Advanced BioPhotonics Inc. shall provide for the transmission and storage of patient data collected by our product in a secure manner to protect the integrity, confidentiality and availability of patient health information.

   Advanced BioPhotonics Inc., 125 Wilbur Place, Suite 120, Bohemia, NY 11716
                    Tel: (631) 244-8244 - Fax: (631) 244-7960